SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2007

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32922	05-0569368
(Commission File Number)	(IRS Employer Identification No.)

1300 S. Second St. Pekin, IL	61555
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 347-9200

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     Aventine Renewable Energy Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K for purposes of filing with the Commission the following forms of award agreements under its 2003 Stock Incentive Plan (filed as exhibits herewith and incorporated herein):

  Form of Performance Stock Unit Award Agreement

  Form of Stock Option Agreement

  Form of Restricted Stock Agreement

  Form of Non-Employee Director Restricted Stock Unit Award Agreement

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description

10.1	Form of Performance Stock Unit Award Agreement (2003 Stock Incentive Plan)
10.2	Form of Stock Option Agreement (2003 Stock Incentive Plan)
10.3	Form of Restricted Stock Agreement (2003 Stock Incentive Plan)
10.4	Form of Non-Employee Director Restricted Stock Unit Award Agreement (2003 Stock Incentive Plan)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aventine Renewable Energy Holdings, Inc.

Date:	February 27, 2007	By:

			Name:	William J. Brennan
			Title:	Chief Accounting and Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance Stock Unit Award Agreement (2003 Stock Incentive Plan)
10.2	Form of Stock Option Agreement (2003 Stock Incentive Plan)
10.3	Form of Restricted Stock Agreement (2003 Stock Incentive Plan)
10.4	Form of Non-Employee Director Restricted Stock Unit Award Agreement (2003 Stock Incentive Plan)